UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017 (February 28, 2017)

GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
	(Address of Principal Executive Offices) (Zip Code)

	(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.; Item 2.03 Creation of a Direct Financial Obligation.

Amendment to Revolving Credit Facility

On March 3, 2017, Global Medical REIT Inc. (the “Company”), Global Medical REIT L.P. (the “Operating Partnership”), as borrower, and certain subsidiaries (such subsidiaries, the “Subsidiary Guarantors”) of the Operating Partnership entered into an amendment to the senior revolving credit facility (the “Credit Facility”) with BMO Harris Bank N.A., as Administrative Agent, which increased the commitment amount to $200 million plus an accordion feature that allows for up to an additional $50 million of principal amount subject to certain conditions (the “Credit Facility Amendment”). The Subsidiary Guarantors and the Company are guarantors of the obligations under the amended Credit Facility. The amount available to borrow from time to time under the amended Credit Facility is limited according to a quarterly borrowing base valuation of certain properties owned by the Subsidiary Guarantors.

Amounts outstanding under the amended Credit Facility bear annual interest at a floating rate that is based, at the Operating Partnership’s option, on (i) LIBOR plus 2.00% to 3.00% or (ii) a base rate plus 1.00% to 2.00%, in each case, depending upon the Company’s consolidated leverage ratio. In addition, the Operating Partnership is obligated to pay a quarterly fee equal to a rate per annum equal to (x) 0.20% if the average daily unused commitments are less than 50% of the commitments then in effect and (y) 0.30% if the average daily unused commitments are greater than or equal to 50% of the commitments then in effect and determined based on the average daily unused commitments during such previous quarter.

The Operating Partnership is subject to ongoing compliance with a number of customary affirmative and negative covenants, including limitations with respect to liens, indebtedness, distributions, mergers, consolidations, investments, restricted payments and asset sales. The Operating Partnership must also maintain (i) a maximum consolidated leverage ratio as of the end of each fiscal quarter of less than (y) 0.65:1.00 for each fiscal quarter ending prior to October 1, 2019 and (z) thereafter, 0.60:1.00, (ii) a minimum fixed charge coverage ratio of 1.50:1.00, (iii) a minimum net worth of $119,781,219 plus 75% of all net proceeds raised through subsequent equity offerings and (iv) a ratio of total secured recourse debt to total asset value of not greater than 0.10:1.00.

The lenders under the amended Credit Facility now include BMO Harris Bank N.A., Citizens Bank N.A., SunTrust Bank, The Huntington National Bank, Comerica Bank, KeyBank National Association, Franklin Synergy Bank and Branch Banking and Trust Company.

The above description of the terms and conditions of the amended Credit Facility is only a summary and is not intended to be a complete description of the terms and conditions. All of the terms and conditions of the amended Credit Facility are set forth in the Credit Facility Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and the original Credit Agreement, previously filed as an exhibit to the Current Report on Form 8-K on December 5, 2016 .

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers.

Equity Awards

On February 28, 2017, the Board of Directors (the “Board”) of Global Medical REIT Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board with respect to the granting of 2017 Annual Performance-Based Long Term Incentive Plan (“LTIP”) Awards (the “Annual Awards”) and Long-Term Performance-Based Incentive LTIP Awards (the “Long-Term Awards”) to the executive officers of the Company and other employees of the external manager of the Company (the “Manager”) who perform services for the Company. The Annual Awards and Long-Term Awards were granted pursuant to the Company’s 2016 Equity Incentive Plan.

The Annual Awards and Long-Term Awards granted to the Company’s executive officers are described below.

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Name	Title	2017 Annual Award Target	Number of Target Annual Award Units	2017 Long- Term Award Target	Number of Target Long- Term Award Units
Jeffrey Busch	Chairman of the Board & President	$110,000	12,500	$200,008	25,975
David Young	CEO	$100,000	11,363	$300,000	38,961
Donald McClure	CFO	$77,500	8,806	$75,000	9,740
Conn Flanigan	General Counsel	$50,000	5,681	$80,006	10,390
Alfonzo Leon	CIO	$92,500	10,511	$100,000	12,987
Allen Webb	SVP, SEC Reporting and Technical Accounting	$90,000	10,227	$80,006	10,390
Danica Holley	COO	$80,000	9,090	$80,006	10,390

The number of target LTIP units comprising each Annual Award is based on the closing price of the Company common stock reported on the New York Stock Exchange (“NYSE”) on the date of grant (February 28, 2017) and the number of target LTIP Units comprising each Long-Term Award is based on the fair value of the Long-Term Awards as determined by an independent valuation consultant, in each case rounded to the next whole LTIP unit in order to eliminate fractional units.

Annual Awards

The Annual Awards will be subject to the terms and conditions of LTIP Annual Award Agreements (“LTIP Annual Award Agreements”) between the Company and each grantee in the form attached hereto as Exhibit 99.1 (for grantees who have an employment agreement with the Manager) or Exhibit 99.2 (for grantees who do not have an employment agreement with the Manager), which are incorporated herein by reference. Terms not otherwise defined herein have the meanings assigned to them in the LTIP Annual Award Agreements.

The Compensation Committee established performance goals for calendar year 2017 (the “Annual Performance Period”) as set forth in Exhibit A to the LTIP Annual Award Agreements (the “Performance Goals”) that will be used to determine the number of LTIP Units earned by each grantee under each LTIP Annual Award Agreement. As soon as reasonably practicable following the last day of the Annual Performance Period, the Compensation Committee will determine the extent to which the Company has achieved each of the Performance Goals (expressed as a percentage) and, based on such determination, will calculate the number of Earned LTIP Units that each grantee is entitled to receive based on the applicable Performance Percentages described in Exhibit A to the LTIP Annual Award Agreement. Any Award LTIP Units that are not earned will be forfeited and cancelled, and the grantee will have no right in or to any such unearned LTIP Units after it is determined that they were not earned.

The number of Earned LTIP Units issuable to each grantee under the LTIP Annual Award Agreement will be determined by dividing the total number of Annual Award Target LTIP Units into five equal (20%) components as shown in the table below (each a “Component”) and multiplying the number of Target Annual Award LTIP Units allocated to each Component by the applicable Performance Percentage described underneath the table below based on the extent to which the performance goal for each such Component is achieved.

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Target No. of LTIP Units	Component	Performance Goal
20% of total Target LTIP Units	Acquisitions including (i) closed acquisitions during 2017 and (ii) acquisitions placed under definitive purchase contract on or before December 31, 2017 and closed by February 28, 2018.	Threshold: $300 million Target: $500 million Maximum: $600 million
20% of total Target LTIP Units	Capital Raising measured by gross proceeds actually raised through the issuance and sale of primary Company equity securities during the period from January 1, 2017 through December 31, 2017.	Threshold: $75 million Target: $200 million Maximum: $300 million
20% of total Target LTIP Units	Net Asset Value (NAV) calculated as total assets minus total liabilities, in each case calculated under GAAP as reported on the Company’s audited balance sheet as of December 31, 2017.	Threshold: $250 million Target: $350 million Maximum: $450 million
20% of total Target LTIP Units	Adjusted FFO (AFFO) per share for the fourth quarter ended December 31, 2017, as reported by the Company in its year-end earnings announcement for the fiscal year and fourth quarter ended December 31, 2017.

Threshold: $0.18 per share

Target: $0.20 per share

Maximum: $0.22 per share

AFFO per share for the fourth quarter of 2017 shall exclude the dilutive effect, if any, of any Capital Raising (as defined above) completed during the period beginning on July 1, 2017 and ending on December 31, 2017.

20% of total Target LTIP Units	Discretionary Component	Entirely at the discretion of the Committee based on the Committee’s assessment of the Grantee’s individual performance in areas the Committee deems in its discretion to be important based on the Grantee’s job duties and position within the organization.

Performance Percentages

(i)	If the Company achieves less than the Threshold Goal in a particular Component in the above table, all of the Annual Award LTIP Units for that Component (20% of the total target number of Annual Award LTIP Units covered by the Award) will be forfeited.

(ii)	If the Company achieves the Threshold Goal in a particular Component in the above table, the number of Earned LTIP Units in that Component will be equal to 50% of the number of Target Annual Award LTIP Units for that Component (or 10% of the total target number of Annual Award LTIP Units covered by the Award).

(iii)	If the Company achieves the Target Goal in a particular Component in the above table, the number of Earned LTIP Units in that Component will be equal to 100% of the number of Target Annual Award LTIP Units for that Component (or 20% of the total target number of Annual Award LTIP Units covered by the Award).

(iv)	If the Company achieves or exceeds the Maximum Goal in a particular Component in the above table, the number of Earned LTIP Units for that Component will be equal to 150% of the number of Target Annual Award LTIP Units for that Component (or 30% of the total target number of Annual Award LTIP Units covered by the Award).

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For achievement of a Performance Goal at an intermediate point between the Threshold Goal and the Target Goal or between the Target Goal and the Maximum Goal for any Component, the number of Earned LTIP Units for that Component will be interpolated on a straight-line basis between 50% and 100% or between 100% and 150%, respectively, of the target number of Annual Award LTIP Units allocated to that Component. Fractional LTIP Units will be rounded to the next whole LTIP Unit (except that 0.5 of an LTIP Unit will be rounded up to one whole LTIP Unit).

Units that have been earned based on performance as provided above are subject to forfeiture restrictions that will lapse (“vesting”) in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:

(i)        50% of the Earned LTIP Units will become vested, and cease to be subject to forfeiture, as of the earlier of (a) December 31, 2017 or (b) the date upon which a Change of Control occurs (the “Annual Award Valuation Date”); and

(ii)       50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, on the first anniversary of the Annual Award Valuation Date.

Vesting will accelerate in the event of a termination of the executive’s position without Cause or for Good Reason, as a result of death or Disability, or as a result of the grantee’s Retirement. Unvested LTIP Awards will be forfeited in the event of any other termination event.

Long-Term Awards

The Long-Term Awards will be subject to the terms and conditions of LTIP Long-Term Award Agreements (“LTIP Long-Term Award Agreements”) between the Company and each grantee in the form attached hereto as Exhibit 99.3 (for grantees who have an employment agreement with the Manager) or Exhibit 99.4 (for grantees who do not have an employment agreement with the Manager), which are incorporated herein by reference. Terms not otherwise defined herein have the meanings assigned to them in the LTIP Long-Term Award Agreements.

The number of Earned LTIP Units that each grantee is entitled to receive under the LTIP Long-Term Award Agreements will be determined following the conclusion of a three-year performance period (the “Long-Term Performance Period”) based on the Company’s Total Shareholder Return (“TSR”) on both an absolute basis (“Absolute TSR Component”) (representing 75% of the target Long-Term Award) and relative to the companies comprising the SNL Healthcare REIT Index (“Relative TSR Component”) (representing 25% of the target Long-Term Award) during the Long-Term Performance Period. Grantees will not be entitled to receive any LTIP Units except to the extent they are earned upon the end of the Long-Term Performance Period in accordance with the terms and conditions of the LTIP Long-Term Award Agreements. Long-Term Award LTIP Units that are not earned in accordance will be forfeited and cancelled and unvested Earned LTIP Units will be subject to forfeiture prior to vesting as set forth below.

The number of LTIP Units earned under the Absolute TSR Component of the Long-Term Awards will be determined as soon as reasonably practicable following the earlier of (a) the calendar day immediately preceding the third anniversary of February 28, 2017, or (b) the date upon which a Change of Control occurs (the “Long-Term Valuation Date”), by multiplying the total target number of Long-Term Award LTIP Units by 75% and then multiplying such product by the applicable Percentage of Absolute TSR Component Earned based on the Company’s Total Shareholder Return as shown below:

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Total Shareholder Return	Percentage of Absolute TSR Component Earned

Less than 24%	0%

24%	50%

30%	100%

36% or greater	200%

The Absolute TSR Component will be forfeited in its entirety if the Total Shareholder Return is less than 24%. If the Total Shareholder Return is between 24% and 30%, or between 30% and 36%, the percentage of the Absolute TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

The number of Long-Term Award LTIP Units earned under the Relative TSR Component will be determined as soon as reasonably practicable following the Long-Term Valuation Date by multiplying the number of Award LTIP Units by 25% and then multiplying such product by the applicable Percentage of Relative TSR Component Earned based on the Company’s Relative Performance as shown below:

Relative Performance	Percentage of Relative TSR Component Earned

TSR below the 35th percentile of Peer Companies	0%

TSR equal to the 35th percentile of Peer Companies	50%

TSR equal to the 55th percentile of Peer Companies	100%

TSR equal to or greater than the 75th percentile of Peer Companies	200%

The Relative TSR Component will be forfeited in its entirety if the Relative Performance is below the 35th percentile of Peer Companies. If the Relative Performance is between the 35th percentile and 55th percentile of Peer Companies, or between the 55th percentile and 75th percentile of Peer Companies, the percentage of the Relative TSR Component earned will be determined using linear interpolation as between those tiers, respectively.

As soon as practicable following the Long-Term Valuation Date, the Compensation Committee will determine the number of LTIP Units earned by each grantee under both the Absolute TSR Component and the Relative TSR Component. Any Award LTIP Units that are not earned as set forth above will be forfeited, and the grantee will have no right in or to any such unearned and unissued LTIP Units after it is determined that they were not earned.

Units that have been earned based on performance as provided above are subject to forfeiture restrictions that vest in the following amounts and on the following vesting dates subject to the continuous service of the grantee through and on the applicable vesting date:

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(i) 50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, as of the Long-Term Valuation Date; and

(ii) 50% of the Earned LTIP Units become vested, and cease to be subject to forfeiture, on the first anniversary of the Long-Term Valuation Date.

Distributions

Pursuant to both the LTIP Annual Award Agreements and LTIP Long-Term Award Agreements, distributions equal to the dividends declared and paid by the Company will accrue during the applicable performance period on the maximum number of LTIP Units that the grantee could earn and are paid with respect to all of the Earned LTIP Units at the conclusion of the applicable performance period, in cash or by the issuance of additional LTIP Units at the discretion of the Compensation Committee.

The foregoing summary of the LTIP Annual Award Agreements and LTIP Long-Term Award Agreements is qualified in its entirety by reference to the forms of agreement filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4.

Director Compensation

On February 28, 2017, the Board also approved the following annual compensation amounts for its independent directors for the year beginning with the 2017 annual meeting of the Company’s stockholders:

Independent Director Compensation

Annual Cash Retainer	$30,000, payable quarterly in arrears

Annual Equity Award	$30,000, granted on the date of the annual meeting upon election of the grantee as a director and payable as a number of LTIP Units based on the average closing price of the Company’s common stock as reported on the NYSE during the 10 trading days preceding the date of the annual meeting and subject to forfeiture restrictions that will lapse on the first anniversary of the grant date subject to continued service as a director through such vesting date.

Independent Committee Member Compensation

Annual Cash Retainer	Audit Committee: $6,000 Compensation Committee: $5,000 Nominating & Corporate Governance Committee: $3,500 Investment Committee: $5,500 All payable quarterly in arrears

Annual Cash Retainer for Chair	Audit Committee Chair: $12,000 Compensation Committee Chair: $10,000 Nominating & Corporate Governance Committee Chair: $7,000 Investment Committee Chair: $11,000 All payable quarterly in arrears

Lead Independent Director Compensation

Annual Cash Retainer	$15,000, payable quarterly in arrears

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In addition, the independent directors who were appointed to serve as directors prior to the closing date of the Company’s initial public offering on July 1, 2016 (the “IPO”) will be paid a one-time cash amount equal to (i) $15,000 for the first of such independent directors to be appointed as a director of the Company and (ii) a pro rata amount of $15,000 for the independent directors appointed as directors of the Company after the first such independent director was appointed based on the number of calendar days served from appointment through the closing date of the IPO relative to the total number of days served by the first such director to be appointed through the closing date of the IPO.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on March 6, 2017 announcing an amendment to its Credit Facility before this report was filed. A copy of the press release is furnished as Exhibit 99.5 to this report.

The information in Exhibit 99.5 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	First Amendment to Credit Facility Agreement, dated March 3, 2017 by and among Global Medical REIT L.P., Global Medical REIT INC., the certain Subsidiaries from time to time party thereto as Guarantors, and BMO Harris Bank N.A., as Administrative Agent
99.1	LTIP Award Agreement (Annual Award): For Grantees with an Employment Agreement with the Manager
99.2	LTIP Award Agreement (Annual Award): For Grantees without an Employment Agreement with the Manager
99.3	LTIP Award Agreement (Long-Term Award): For Grantees with an Employment Agreement with the Manager
99.4	LTIP Award Agreement (Long-Term Award): For Grantees without an Employment Agreement with the Manager
99.5	Press Release dated March 6, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: March 6, 2017

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